ReliaStar Life Insurance Company

and its

Separate Account N

VOYA ADVANTAGE VASM

Supplement Dated April 1, 2026 to the

Contract Prospectus and Updating Summary Prospectus,

each dated May 1, 2025, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”) and updating summary prospectus (“summary prospectus”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectus.

NOTICE OF IMPORTANT INFORMATION ABOUT

UPCOMING FUND CHANGES

Effective May 1, 2026, the American Funds Insurance Series® – International Fund will change its name to the American Funds Insurance Series® – EUPAC FundTM.

* * * *

On January 23, 2026, the Board of Trustees of the Voya Balanced Income Portfolio ( the “Portfolio”) approved a number of changes to the structure of the Portfolio that would permit the Portfolio to be sold directly to the public (the “Conversion”). Currently, the purchase and sale of shares of the Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Following the Conversion, the eligibility to invest in the Portfolio will be revised and the Portfolio will be offered directly to the public. It is expected that these changes will take effect on or about July 24, 2026 (the “Effective Date”).

No insurance company separate accounts will be invested in the Portfolio at the time of the Conversion. Please contact your insurance company for more information about how the Conversion will impact your variable contract and alternative investment options.

Qualified pension and retirement plans will remain eligible to invest in the Portfolio.

There will be no changes to the investment objective, investment strategy or investment risks of the Portfolio as a result of this Conversion.

To facilitate this Conversion, on or about the Effective Date the following changes will occur:

1.	The Portfolio name will change from Voya Balanced Income Portfolio to Voya Balanced Income Fund.

2.	Share classes will be renamed as follows:

Current Share Class Name	New Share Class Name
ADV	R
I	I
S	R3
S2	A

X.100209-25D	April 2026

3.	The eligibility requirements for the Portfolio will change. Purchase and sales of the Portfolio will no longer be limited only to separate accounts of insurance companies serving as investment options under variable contractors or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Instead, the Portfolio will be available for purchase by the general public and eligibility will vary by share class as follows:

Share Class	Share Class Eligibility
Class A	No restrictions/generally available
Class I	Available to: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative; (7) employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM; (8) retirement plans affiliated with Voya Financial, Inc.; (9) Voya Financial, Inc. affiliates for purposes of corporate cash management; (10) other registered investment companies; and (11) (a) investors purchasing Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the Fund distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
Class R and Class R3	Available to qualified retirement plans including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans, other accounts or plans whereby Class R or R3 shares, as applicable, are held on the books of the Portfolio through omnibus accounts (either at the plan level or the level of the plan administrator).

* * * *

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.100209-25D	April 2026